                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                   Form 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):   October 20, 1995
                                                  ----------------------------



                              CYTOGEN CORPORATION
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            (Exact name of registrant as specified in its charter)




  Delaware                          1-14879                        22-2322400
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(State or other jurisdiction      (Commission                 (IRS Employer
of incorporation)                 File Number)                Identification No.



600 College Road East, CN5308, Princeton, New Jersey           08540-5308
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(Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code:  (609) 987-8200
                                                    ----------------

Item 2.  Acquisition or Disposition of Assets.
         ------------------------------------

         On October 20, 1995, Cytogen Corporation ("Cytogen") completed its acquisition of Cellcor, Inc. ("Cellcor") by merging Cellcor with and into Cellcor Acquisition Corp. ("Sub"), a wholly-owned subsidiary of Cytogen, pursuant to the previously announced Agreement and Plan of Merger dated June 15, 1995, as amended, by and among Cytogen, Sub and Cellcor.

         Upon the merger of Cellcor with and into Sub (the "Merger"), each then outstanding share of Cellcor Common Stock was converted into the right to receive .60 shares of Cytogen common stock, par value $.01 per share ("Cytogen Common Stock"), and each then outstanding share of Cellcor Convertible Preferred Stock was converted into the right to receive 218.94 shares of Cytogen Common Stock.

         Cellcor used its property and equipment in its business of developing and commercializing autolymphocyte therapy, a proprietary immunotherapy using a patient's own immune cells to treat cancer and certain infectious diseases. Cytogen intends to continue such use of the property and equipment.

         Fees, expenses and other costs related to the Merger are expected to be funded by Cytogen from a combination of available cash and cash equivalents.

         A copy of the press release of Cytogen announcing completion of the Merger is filed as an exhibit hereto and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

         (a) Financial Statements -- The financial statements required to be filed were previously reported in Cytogen's Registration Statement on Form S-4, File No. 33-62617 (the "S-4"), which S-4 was declared effective by the Securities and Exchange Commission on September 14, 1995. Copies of such financial statements are filed as exhibits hereto and are incorporated herein by reference.

         (b) Pro Forma Financial Information -- The pro forma financial statements required to be filed are filed as an exhibit hereto and are incorporated herein by reference.

         (c)  Exhibits:

Exhibit No.    Description
-----------    -----------

 2.1 Agreement and Plan of Merger, dated June 15, 1995, by and among Cytogen Corporation, Small-C Acquisition Corp. and Cellcor, Inc. (1)

 2.2 First Amendment to Agreement and Plan of Merger dated as of September 7, 1995 by and among Cytogen Corporation, Cellcor Acquisition Corp. and Cellcor, Inc. (2)

 23            Consent of KPMG Peat Marwick LLP.

 99.1          Press release issued by Cytogen Corporation on October 23, 1995.

 99.2 Certificate of Merger of Cellcor, Inc. with and into Cellcor Acquisition Corp. as filed with the Secretary of State of the State of Delaware on October 20, 1995.

 99.3 Cellcor Audited Balance Sheets as of December 31, 1994 and 1993, Statements of Operations for each of the three years in the three-year period ended December 31, 1994, Statements of Cash Flows for each of the three years in the three-year period ended December 31, 1994, Statements of Stockholders' Equity for each of the three years in the three-year period ended December 31, 1994 and related Notes to Financial Statements.

 99.4 Cellcor Unaudited Balance Sheets as of June 30, 1995 and December 31, 1994, Statements of Operations for the six months ended June 30, 1995 and June 30, 1994, Statements of Cash Flows for the six months ended June 30, 1995 and June 30, 1994 and related Notes to Financial Statements.

 99.5 Cytogen Corporation and Subsidiaries Unaudited Pro Forma Condensed Combined Balance Sheet as of June 30, 1995, Statements of Operations for the year ended December 31, 1994 and the six months ended June 30, 1995 and related Notes to Financial Statements.


------------------------------------------------

(1) Filed as an exhibit to Cytogen's Current Report on Form 8-K, filed with the Securities and Exchange Commission on June 27, 1995, and incorporated herein by reference.

(2) Filed as Annex A to the Joint Proxy Statement/Prospectus constituting part of the Registration Statement on Form S-4 (File No. 33-62617), which was declared effective by the Securities and Exchange Commission on September 14, 1995, and incorporated herein by reference.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         CYTOGEN CORPORATION



                         By:   /s/ T. Jerome Madison
                              ----------------------------
                              T. Jerome Madison
                              Vice President,
                              Chief Financial Officer and
                              Secretary

Date:  November 3, 1995

                                 EXHIBIT INDEX




Exhibit Number      Description
--------------      -----------

 23                 Consent of KPMG Peat Marwick LLP.

 99.1               Press release issued by Cytogen
                    Corporation on October 23, 1995.

 99.2               Certificate of Merger of Cellcor, Inc.
                    with and into Cellcor Acquisition Corp.
                    as filed with the Secretary of State of
                    the State of Delaware on October 20, 1995.

 99.3               Cellcor Audited Balance Sheets
                    as of December 31, 1994 and 1993,
                    Statements of Operations for each
                    of the three years in the three-year
                    period ended December 31,
                    1994, Statements of Cash Flows for
                    each of the three years in the
                    three-year period ended December 31,
                    1994, Statements of Stockholders'
                    Equity for each of the three years
                    in the three-year period ended
                    December 31, 1994 and related Notes
                    to Financial Statements.

 99.4               Cellcor Unaudited Balance Sheets as
                    of June 30, 1995 and December 31, 1994,
                    Statements of Operations for the six
                    months ended June 30, 1995 and June 30,
                    1994, Statements of Cash Flows for the
                    six months ended June 30, 1995 and June 30,
                    1994 and related Notes to Financial
                    Statements.

 99.5               Cytogen Corporation and Subsidiaries
                    Unaudited Pro Forma Condensed Combined
                    Balance Sheet as of June 30, 1995,
                    Statements of Operations for the year
                    ended December 31, 1994 and the six
                    months ended June 30, 1995 and related
                    Notes to Financial Statements.